Exhibit 99.1

             BAXTER REPORTS FINANCIAL RESULTS FOR THE THIRD QUARTER

  COMPANY DELIVERS SOLID OPERATING RESULTS AND CONTINUED CASH FLOW IMPROVEMENT

     DEERFIELD, Ill., Oct. 20 /PRNewswire-FirstCall/ -- Baxter International Inc. (NYSE: BAX) today reported its financial results for the third quarter of 2005.

     On an adjusted basis, excluding special charges described below, earnings from continuing operations totaled $296 million, and earnings per diluted share of $0.47 increased 12 percent compared to the third quarter of 2004. Including these previously announced charges of $0.29 per diluted share in the quarter, Baxter's earnings from continuing operations on a GAAP basis totaled $116 million, or $0.18 per diluted share.

     The previously announced charges recorded in the third quarter include a charge of $163 million (or $0.26 per diluted share) for the estimated tax expense related to the company's planned repatriation of approximately $2.0 billion in foreign earnings under the American Jobs Creation Act, and an after-tax charge of $20 million (or $0.03 per diluted share) for costs associated with Baxter's decision to discontinue hemodialysis instrument manufacturing.

     Worldwide sales totaled $2.4 billion in the third quarter, an increase of 3 percent over the same period last year (including a 1 percentage point benefit from foreign exchange). Domestic sales declined 2 percent to $1.1 billion, while international sales grew 9 percent (including a 3 percentage point benefit from foreign exchange) to $1.3 billion. Contributing to sales growth was the continued strength of the BioScience business, with sales of $950 million, representing an increase of 12 percent compared to the third quarter of 2004. Sales growth in this business was driven by a 15 percent increase in the recombinant business, including $162 million of sales of ADVATE, Antihemophilic Factor (Recombinant), Plasma/Albumin Free Method (rAHF-PFM) for the treatment of hemophilia A. Offsetting the strong sales in the BioScience business were lower sales of the company's COLLEAGUE Infusion Pump, which was on hold during the third quarter. COLLEAGUE Infusion Pump sales totaled approximately $65 million in the third quarter of 2004.

     Cash flow from continuing operations totaled $536 million for the quarter, compared to $277 million in the same period last year. Free cash flow (cash flow from continuing operations, less capital expenditures of $116 million in 2005 and $134 million in 2004) was $420 million for the quarter, an improvement of $277 million from the third quarter last year.

     "We continue to focus on driving improved operating results and cash flow, which has enhanced our overall financial flexibility," said John Greisch, chief financial officer. "We have again achieved our financial commitments through improved operational execution across all of our businesses."

     New Product Launches and Partnerships
     "In addition to our strong operating results in the third quarter, we made further progress on achieving R&D milestones and finalizing new partnerships," said Robert L. Parkinson, Jr., chairman and chief executive officer, "We remain committed to providing value to our shareholders through predictable and sustainable growth over the long term, improving cash flow generation and capital allocation, and accelerating internal R&D and business development initiatives."

     During the third quarter, Baxter launched several new products and announced new collaborations, including research agreements with Nektar Therapeutics and Lipoxen Technologies. These collaborations focus on further advancing ADVATE, with the objective of reducing the frequency of infusions and enhancing quality of life for hemophilia patients. In addition to these agreements, the company launched GAMMAGARD LIQUID [Immune Globulin Intravenous (Human)] (IVIG) 10% Solution in the United States for the treatment of primary immunodeficiencies, and recently received FDA approval of FLEXBUMIN, the first preparation of human albumin to be packaged in a flexible container.

     Nine-Month Results
     For the first nine months of 2005, Baxter's worldwide sales grew 7 percent to $7.4 billion, up from $6.9 billion in the same period last year. Foreign exchange favorably impacted sales growth by 3 percentage points year-to-date. Domestic sales totaled $3.3 billion, an increase of 2 percent over the same period last year, while international sales increased 11 percent (including a 5 percentage point benefit from foreign exchange), to $4.1 billion.

     On an adjusted basis, excluding charges, the company reported year-to-date earnings from continuing operations of $829 million, or $1.32 per diluted share, an increase of 18 percent over the same period last year. Including the charges and restructuring benefits recorded in the second and third quarters, Baxter's income from continuing operations totaled $664 million, or $1.06 per diluted share, in the first nine months of the year.

     Cash flow from continuing operations totaled $1.3 billion for the first nine months of the year, compared to $529 million in the same period in 2004. Free cash flow (cash flow from continuing operations, less capital expenditures of $279 million in 2005 and $363 million in 2004) was $1.0 billion for the first nine months of 2005, an improvement of $870 million from the same period last year.

     Fourth Quarter and Full-Year 2005 Outlook
     For the fourth quarter of 2005, the company expects organic sales to decline in low single digits, and adjusted earnings per diluted share from continuing operations to total $0.56 to $0.58. Accordingly, for full-year 2005, Baxter expects to achieve organic sales growth of 3 to 4 percent and adjusted earnings per diluted share from continuing operations of $1.88 to $1.90. Baxter also now expects cash flow from continuing operations for full-year 2005 to be approximately $1.7 billion, and to generate free cash flow of approximately $1.2 billion in 2005 (after approximately $500 million of anticipated capital expenditures).

     The company's guidance excludes the $0.26 per diluted share from the second and third quarter charges and restructuring adjustments, and also excludes further special charges in the balance of the year, including additional tax effects of the company's planned repatriation of approximately $2 billion under the American Jobs Creation Act, future costs associated with the company's decision to discontinue hemodialysis instrument manufacturing, any additional COLLEAGUE Infusion Pump-related charges, and costs associated with early debt retirement.

     A webcast of Baxter's third quarter conference call for investors can be accessed live from a link on the company's website at http://www.baxter.com beginning at 7:30 a.m. CDT on October 20, 2005. The company's fourth quarter conference call for investors is scheduled for January 26, 2006. At that time, Baxter will provide its financial guidance for 2006. Please visit Baxter's website for more information regarding this and future investor events and webcasts, including investor presentations.

     Baxter International Inc., through its subsidiaries, assists healthcare professionals and their patients with the treatment of complex medical conditions, including cancer, hemophilia, immune disorders, kidney disease and trauma. The company applies its expertise in medical devices, pharmaceuticals and biotechnology to make a meaningful difference in patients' lives.

     This release includes forward-looking statements concerning the company's financial results. The statements are based on assumptions about many important factors, including the following, which could cause actual results to differ materially from those in the forward-looking statements: timely realization of the benefits of the company's restructuring initiatives; the impact of geographic and product mix on the company's sales; actions of regulatory bodies and other governmental authorities, including the Food and Drug Administration and foreign counterparts that could delay, limit or suspend product sales or result in seizures, injunctions and monetary sanctions, including with respect to the COLLEAGUE Infusion Pump; product quality or patient safety concerns leading to product recalls, withdrawals, launch delays, litigation, or declining sales; product development risks; interest rates; demand for and market acceptance risks for new and existing products, such as ADVATE, and other technologies; the impact of competitive products and pricing, including generic competition, drug reimportation and disruptive technologies; inventory reductions or fluctuations in buying patterns by wholesalers or distributors; foreign currency exchange rates; the availability of acceptable raw materials and component supply; global regulatory, trade and tax policies; the ability to enforce patents; patents of third parties preventing or restricting the company's manufacture, sale or use of affected products or technology; reimbursement policies of government agencies and private payers; results of product testing; and other risks identified in the company's most recent filing on Form 10-Q and other SEC filings, all of which are available on the company's web site. The company does not undertake to update its forward-looking statements. Financial schedules, including additional reconciliations of non-GAAP measures, are attached to this release and available on the company's web site.

                            BAXTER INTERNATIONAL INC.
                        Consolidated Statements of Income
                                   (unaudited)
                      (in millions, except per share data)

                                        Three Months Ended                      Nine Months Ended
                                           September 30,                          September 30,
                                      -----------------------                -----------------------
                                         2005         2004        Change        2005         2004        Change
                                      ----------   ----------   ----------   ----------   ----------   ----------
CONTINUING OPERATIONS:

NET SALES                             $    2,398   $    2,320            3%  $    7,358   $    6,908            7%

GROSS PROFIT                               1,010          963            5%       3,092        2,795           11%
   % to Sales                               42.1%        41.5%     0.6 pts         42.0%        40.5%     1.5 pts

MARKETING AND
 ADMINISTRATIVE
 EXPENSES                                    491          462            6%       1,511        1,460            3%
   % to Sales                               20.5%        19.9%     0.6 pts         20.5%        21.1%    (0.6 pts)

RESEARCH AND
 DEVELOPMENT EXPENSES                        133          124            7%         399          389            3%

SPECIAL CHARGES, NET                          (5)           -           NM          (32)         543         (106)%
-----------------------------------------------------------------------------------------------------------------
OPERATING INCOME                             391          377            4%       1,214          403          201%
-----------------------------------------------------------------------------------------------------------------
   % to Sales                               16.3%        16.3%       - pts         16.5%         5.8%    10.7 pts

INTEREST, NET                                 31           20           55%          95           66           44%

OTHER EXPENSE, NET                            10           11           (9)%         59           74          (20)%
-----------------------------------------------------------------------------------------------------------------
INCOME BEFORE INCOME
 TAXES                                       350          346            1%       1,060          263          303%

INCOME TAX EXPENSE
 (BENEFIT)                                   234           87          169%         396          (14)          NM
-----------------------------------------------------------------------------------------------------------------
INCOME FROM CONTINUING
 OPERATIONS                           $      116   $      259          (55)% $      664   $      277          140%
-----------------------------------------------------------------------------------------------------------------
BASIC EPS FROM
 CONTINUING
 OPERATIONS                           $     0.19   $     0.42          (55)% $     1.07   $     0.45          138%
-----------------------------------------------------------------------------------------------------------------
DILUTED EPS FROM
 CONTINUING
 OPERATIONS                           $     0.18   $     0.42          (57)% $     1.06   $     0.45          136%
-----------------------------------------------------------------------------------------------------------------
WEIGHTED AVERAGE NUMBER
 OF COMMON SHARES
 OUTSTANDING
   Basic                                     622          615                       621          613
   Diluted                                   632          619                       627          617
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
RECONCILIATION TO NET
 INCOME
-----------------------------------
Income from continuing
 operations                           $      116   $      259                $      664   $      277
Discontinued
 operations                                    -           17                         -            5
----------------------------------------------------------------------------------------------------
Net income                            $      116   $      276                $      664   $      282
----------------------------------------------------------------------------------------------------

NM - Not meaningful

                            BAXTER INTERNATIONAL INC.
                   Adjusted Consolidated Statements of Income
                                   (unaudited)
                      (in millions, except per share data)

                                        Three Months Ended                      Nine Months Ended
                                           September 30,                          September 30,
                                      -----------------------                -----------------------
                                         2005         2004        Change        2005         2004        Change
                                      ----------   ----------   ----------   ----------   ----------   ----------
CONTINUING OPERATIONS:

NET SALES                             $    2,398   $    2,320            3%  $    7,358   $    6,908            7%

GROSS PROFIT                               1,037          963            8%       3,119        2,840           10%
   % to Sales                               43.2%        41.5%     1.7 pts         42.4%        41.1%     1.3 pts

MARKETING AND
 ADMINISTRATIVE
 EXPENSES                                    490          462            6%       1,510        1,405            7%
   % to Sales                               20.4%        19.9%     0.5 pts         20.5%        20.3%     0.2 pts

RESEARCH AND
 DEVELOPMENT
 EXPENSES                                    133          124            7%         399          389            3%
-----------------------------------------------------------------------------------------------------------------
OPERATING INCOME                             414          377           10%       1,210        1,046           16%
-----------------------------------------------------------------------------------------------------------------
   % to Sales                               17.3%        16.3%     1.0 pts         16.4%        15.1%     1.3 pts

INTEREST, NET                                 31           20           55%          95           66           44%

OTHER EXPENSE, NET                            10           11           (9)%         59           59           -%
-----------------------------------------------------------------------------------------------------------------
INCOME BEFORE INCOME
 TAXES                                       373          346            8%       1,056          921           15%

INCOME TAX EXPENSE                            77           87          (11)%        227          230           (1)%
-----------------------------------------------------------------------------------------------------------------
INCOME FROM CONTINUING
 OPERATIONS                           $      296   $      259           14%  $      829   $      691           20%
-----------------------------------------------------------------------------------------------------------------
BASIC EPS FROM
 CONTINUING
 OPERATIONS                           $     0.48   $     0.42           14%  $     1.34   $     1.13           19%
-----------------------------------------------------------------------------------------------------------------
DILUTED EPS FROM
 CONTINUING
 OPERATIONS                           $     0.47   $     0.42           12%  $     1.32   $     1.12           18%
-----------------------------------------------------------------------------------------------------------------
WEIGHTED AVERAGE
 NUMBER OF COMMON
 SHARES OUTSTANDING
   Basic                                     622          615                       621          613
   Diluted                                   632          619                       627          617
-----------------------------------------------------------------------------------------------------------------
RECONCILIATION OF
 ADJUSTED AMOUNTS TO
 GAAP AMOUNTS
-----------------------------------------------------------------------------------------------------------------
Net Income
-----------------------------------
Adjusted net income
 from continuing
 operations                           $      296   $      259                $      829   $      691
Special items                               (180)           -                      (165)        (414)
Discontinued
 operations                                    -           17                         -            5
----------------------------------------------------------------------------------------------------
GAAP net income                       $      116   $      276                $      664   $      282
----------------------------------------------------------------------------------------------------
Diluted EPS
-----------------------------------
Adjusted net income
 from continuing
 operations                           $     0.47   $     0.42                $     1.32   $     1.12
Special items                              (0.29)           -                     (0.26)       (0.67)
Discontinued
 operations                                    -         0.03                         -         0.01
----------------------------------------------------------------------------------------------------
GAAP net income                       $     0.18   $     0.45                $     1.06   $     0.46
----------------------------------------------------------------------------------------------------

Non-GAAP Financial Measures: The non-GAAP (generally accepted accounting principles) financial measures contained in this press release (including the presentation above of earnings and per-share earnings, excluding certain items) adjust for factors that are unusual or nonrecurring. Unusual or nonrecurring items can be highly variable, difficult to predict, and of a size that may substantially impact the company's reported operations for a period. Management believes that non-GAAP financial measures can facilitate a fuller analysis of the company's results of operations, particularly in evaluating performance period over period. Management uses these non-GAAP financial measures internally in financial planning, to monitor performance, and in setting performance compensation targets.

                            BAXTER INTERNATIONAL INC.
                        Consolidated Statements of Income
                       Reconciliation of GAAP to Adjusted
                 Three Months Ended September 30, 2005 and 2004
                                   (unaudited)
                      (in millions, except per share data)

                                       Three Months Ended                     Three Months Ended
                                       September 30, 2005                     September 30, 2004
                             -------------------------------------   ------------------------------------
                                            Special                                Special
                                GAAP         Items       Adjusted       GAAP        Items       Adjusted
                             ----------   ----------    ----------   ----------   ----------   ----------
CONTINUING OPERATIONS:
--------------------------
NET SALES                    $    2,398                 $    2,398   $    2,320                $    2,320

GROSS PROFIT                      1,010   $       27(A)      1,037          963                       963

MARKETING AND
 ADMINISTRATIVE EXPENSES            491            1(A)        490          462                       462

RESEARCH AND DEVELOPMENT
 EXPENSES                           133                        133          124                       124

SPECIAL CHARGES, NET                 (5)          (5)(B)         -            -                         -
---------------------------------------------------------------------------------------------------------
OPERATING INCOME                    391           23           414          377                       377
---------------------------------------------------------------------------------------------------------
INTEREST, NET                        31                         31           20                        20

OTHER EXPENSE, NET                   10                         10           11                        11
---------------------------------------------------------------------------------------------------------
INCOME BEFORE INCOME
 TAXES                              350           23           373          346                       346

INCOME TAX EXPENSE                  234          157(C)         77           87                        87
---------------------------------------------------------------------------------------------------------
INCOME FROM CONTINUING
 OPERATIONS                  $      116   $      180    $      296   $      259                $      259
---------------------------------------------------------------------------------------------------------
BASIC EPS FROM CONTINUING
 OPERATIONS                  $     0.19   $     0.29    $     0.48   $     0.42                $     0.42
---------------------------------------------------------------------------------------------------------
DILUTED EPS FROM
 CONTINUING OPERATIONS       $     0.18   $     0.29    $     0.47   $     0.42                $     0.42
---------------------------------------------------------------------------------------------------------
WEIGHTED AVERAGE NUMBER OF
 COMMON SHARES OUTSTANDING
        Basic                       622                        622          615                       615
        Diluted                     632                        632          619                       619
---------------------------------------------------------------------------------------------------------

              (A)  Hemodialysis
                    instruments
                    charge                $       28
                                          ----------
              (B)  Restructuring
                    reserve
                    adjustments           $       (5)
                                          ----------
              (C)  Tax benefit
                    on hemodialysis
                    instruments
                    charge                $       (8)
                   Tax expense
                    on restructuring
                    reserve
                    adjustments                    2
                   Tax expense
                    on repatriation
                    of foreign
                    earnings                     163
                                          ----------
                      Total income
                       tax expense        $      157
                                          ----------

                            BAXTER INTERNATIONAL INC.
                        Consolidated Statements of Income
                       Reconciliation of GAAP to Adjusted
                  Nine Months Ended September 30, 2005 and 2004
                                   (unaudited)
                      (in millions, except per share data)

                                         Nine Months Ended                       Nine Months Ended
                                         September 30, 2005                      September 30, 2004
                             --------------------------------------   --------------------------------------
                                            Special                                  Special
                                GAAP          Items       Adjusted       GAAP          Items       Adjusted
                             ----------    ----------    ----------   ----------    ----------    ----------
CONTINUING OPERATIONS:
NET SALES                    $    7,358                  $    7,358   $    6,908                  $    6,908

GROSS PROFIT                      3,092    $       27(A)      3,119        2,795    $       45(D)      2,840

MARKETING AND
 ADMINISTRATIVE
 EXPENSES                         1,511             1(A)      1,510        1,460            55(E)      1,405

RESEARCH AND
 DEVELOPMENT
 EXPENSES                           399                         399          389                         389

SPECIAL CHARGES, NET                (32)          (32)(B)         -          543           543(F)          -

------------------------------------------------------------------------------------------------------------
OPERATING INCOME                  1,214            (4)        1,210          403           643         1,046
------------------------------------------------------------------------------------------------------------
INTEREST, NET                        95                          95           66                          66

OTHER EXPENSE, NET                   59                          59           74            15(G)         59
------------------------------------------------------------------------------------------------------------
INCOME BEFORE INCOME
 TAXES                            1,060            (4)        1,056          263           658           921

INCOME TAX EXPENSE
 (BENEFIT)                          396           169(C)        227          (14)         (244)(H)       230
------------------------------------------------------------------------------------------------------------
INCOME FROM CONTINUING
 OPERATIONS                  $      664    $      165    $      829   $      277    $      414    $      691
------------------------------------------------------------------------------------------------------------
BASIC EPS FROM
 CONTINUING OPERATIONS       $     1.07    $     0.27    $     1.34   $     0.45    $     0.68    $     1.13
------------------------------------------------------------------------------------------------------------
DILUTED EPS FROM
 CONTINUING OPERATIONS       $     1.06    $     0.26    $     1.32   $     0.45    $     0.67    $     1.12
------------------------------------------------------------------------------------------------------------
WEIGHTED AVERAGE
 NUMBER OF COMMON
 SHARES OUTSTANDING

Basic                               621                         621          613                         613

Diluted                             627                         627          617                         617
------------------------------------------------------------------------------------------------------------

     (A) Hemodialysis
          instruments
          charge             $       28              (D) Inventory reserves         $       28
                             ----------                   Excess cash flow
                                                          hedges                            17
                                                                                    ----------
     (B) Pump repairs and
          replacements       $       77                     Total                   $       45
         Restructuring                                                              ----------
          reserve
          adjustments              (109)
            Total special    ----------
             charges, net    $      (32)             (E) Loan and receivable
                             ----------                   reserves                  $       55
                                                                                    ----------
     (C) Tax benefit on
          hemodialysis
          instruments
          charge             $       (8)             (F) Restructuring
                                                          charge                    $      543
                                                                                    ----------
         Tax expense on
          special charges,
          net                        14
         Tax expense on
          repatriation of
          foreign earnings          163              (G) Asset
                             ----------                   impairments               $       15
            Total income                                                            ----------
             tax expense     $      169              (H) Tax benefit
                             ----------                   on restructuring
                                                          charge                    $     (149)
                                                         Reversal of tax
                                                          reserves                         (55)
                                                         Tax benefit on
                                                          other charges                    (40)
                                                            Total income            ----------
                                                             tax benefit            $     (244)
                                                                                    ----------

                            BAXTER INTERNATIONAL INC.
          Cash Flows from Continuing Operations and Changes in Net Debt
                                   (unaudited)
                                 ($ in millions)

--------------------------------------------------------------------------------------------
Cash Flows from Continuing Operations
--------------------------------------------------------------------------------------------
(Brackets denote cash outflows)              Three Months Ended         Nine Months Ended
                                                September 30,             September 30,
                                           -----------------------   -----------------------
                                              2005         2004         2005        2004
                                           ----------   ----------   ----------   ----------
Income from continuing operations          $      116   $      259   $      664   $      277
Adjustments
   Depreciation and amortization                  145          150          437          445
   Deferred income taxes                           80          (35)         199         (238)
   Restructuring and hemodialysis
    charges, net                                   23            -          (81)         543
   Infusion pump charge                             -            -           77            -
   Other                                           24            4           57          151
Changes in balance sheet items
   Receivables                                     98            7          118         (155)
   Inventories                                    (22)          31           68          (44)
   Accounts payable and accrued
    liabilities                                    52          (41)        (273)        (270)
   Restructuring payments                         (22)         (74)         (95)        (136)
   Other                                           42          (24)         144          (44)
--------------------------------------------------------------------------------------------
Cash flows from continuing
 operations                                $      536   $      277   $    1,315   $      529
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Changes in Net Debt
--------------------------------------------------------------------------------------------
Increase (decrease)                          Three Months Ended         Nine Months Ended
                                                September 30,             September 30,
                                           -----------------------   -----------------------
                                              2005         2004         2005        2004
                                           ----------   ----------   ----------   ----------
Net debt, beginning of period              $    3,061   $    3,874   $    3,185   $    3,649

Cash flows from continuing
 operations                                      (536)        (277)      (1,315)        (529)
Capital expenditures                              116          134          279          363
Dividends                                           -            -          359          361
Acquisitions, net                                  14            -           14           20
Purchases of treasury stock                         -            -            -           18
Other, including the effect of
 exchange rate changes                             (5)          36          128         (115)
--------------------------------------------------------------------------------------------
Increase (decrease) in net debt                  (411)        (107)        (535)         118
--------------------------------------------------------------------------------------------
Net debt, September 30                     $    2,650   $    3,767   $    2,650   $    3,767
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Key statistics, September 30:
Days sales outstanding                           61.0         63.9         61.0         63.9
Inventory turns                                   2.7          2.5          2.7          2.5
Net-debt-to-capital ratio (A)                    25.3%        38.3%        25.3%        38.3%
--------------------------------------------------------------------------------------------

(A) The net-debt-to-capital ratio was calculated in accordance with the company's primary credit agreements, which give 70% equity credit to the company's December 2002 $1.25 billion issuance of equity units.

                            BAXTER INTERNATIONAL INC.
                      Condensed Consolidated Balance Sheets
                                   (unaudited)
                                 ($ in millions)

                                            September 30,     December 31,
                                                2005             2004
                                           --------------   --------------
ASSETS
----------------------------------------
Cash and equivalents                       $        1,712   $        1,109
Receivables                                         1,863            2,091
Inventories                                         1,948            2,135
Other current assets (1)                              556              684
                                           -------------------------------
   Total current assets                             6,079            6,019
                                           -------------------------------
Property, plant and equipment, net                  4,114            4,369
Other long-term assets (1)                          3,590            3,759
--------------------------------------------------------------------------
    Total assets                           $       13,783   $       14,147
--------------------------------------------------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY
----------------------------------------
Short-term debt (2)                        $        1,354   $          361
Other current liabilities (1)                       2,917            3,925
Long-term debt                                      3,008            3,933
Other long-term liabilities (1)                     2,128            2,223
Stockholders' equity                                4,376            3,705
--------------------------------------------------------------------------
    Total liabilities and
     stockholders' equity                  $       13,783   $       14,147
--------------------------------------------------------------------------

(1) The following is a summary of the company's cross-currency swap assets (liabilities).

                                            September 30,     December 31,
                                                2005             2004
                                           --------------   --------------
Original swaps
----------------------------------------
Other current liabilities                  $           -    $         (465)
Other long-term liabilities                          (540)            (831)
                                           --------------   --------------
   Total                                             (540)          (1,296)
                                           --------------   --------------
Mirror swaps
----------------------------------------
Other current assets                                    -              109
Other long-term assets                                  -               20
Other long-term liabilities                          (102)              (5)
                                           --------------   --------------
   Total                                             (102)             124
                                           --------------   --------------
Net total of all cross-currency swaps      $         (642)  $       (1,172)
                                           --------------   --------------

     Note: As further discussed in the company's SEC filings, during the fourth quarter of 2004 the company executed offsetting or mirror swaps. These mirror swaps fix the net amount the company will ultimately pay to settle the swaps subject to this strategy. After execution of the mirror swaps, as the market value of the fixed portion of the original portfolio decreases, the market value of the mirror swaps increases, and vice versa. At September 30, 2005, approximately 52% of the net swaps liability has been fixed by the mirror swaps.

     During the nine months ended September 30, 2005, the company settled certain swap agreements (and related mirror swaps, as applicable), and made net payments totaling $379 million. In accordance with GAAP, $432 million of outflows were classified in the financing section of the statement of cash flows, and $53 million of inflows were classified in the operating section of the statement of cash flows.

(2) The increase in short-term debt from December 31, 2004 to September 30, 2005 principally related to the reclassification of approximately $800 million of notes due in 2006 from long-term to short-term.

                            Baxter International Inc.
                      Net Sales from Continuing Operations
                        Period Ending September 30, 2005
                                   (unaudited)

--------------------------------------------------------------------------------------
                                                            % Growth @     % Growth @
                                     Q3           Q3          Actual        Constant
                                    2005         2004         Rates          Rates
--------------------------------------------------------------------------------------
($ in millions)
--------------------------------------------------------------------------------------
BioScience
United States                    $      449   $      408             10%            10%
International                           501          441             14%            12%
Total                            $      950   $      849             12%            11%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Medication Delivery
United States                    $      531   $      593            (10)%          (10)%
International                           426          393              8%             5%
Total                            $      957   $      986             (3)%           (4)%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Renal
United States                    $       96   $      101             (5)%           (5)%
International                           395          384              3%             -%
Total                            $      491   $      485              1%            (1)%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Baxter International Inc.
United States                    $    1,076   $    1,102             (2)%           (2)%
International                         1,322        1,218              9%             6%
Total                            $    2,398   $    2,320              3%             2%
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                                            % Growth @     % Growth @
                                    YTD          YTD          Actual        Constant
                                    2005         2004         Rates          Rates
--------------------------------------------------------------------------------------
($ in millions)
--------------------------------------------------------------------------------------
BioScience
United States                    $    1,285   $    1,196              7%             7%
International                         1,557        1,356             15%            10%
Total                            $    2,842   $    2,552             11%             9%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Medication Delivery
United States                    $    1,702   $    1,716             (1)%           (1)%
International                         1,316        1,202              9%             5%
Total                            $    3,018   $    2,918              3%             1%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Renal
United States                    $      289   $      303             (5)%           (5)%
International                         1,209        1,135              7%             2%
Total                            $    1,498   $    1,438              4%             -%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Baxter International Inc.
United States                    $    3,276   $    3,215              2%             2%
International                         4,082        3,693             11%             6%
Total                            $    7,358   $    6,908              7%             4%
--------------------------------------------------------------------------------------

                            Baxter International Inc.
                             Key Product Line Sales
                        Period Ending September 30, 2005
                                   (unaudited)

--------------------------------------------------------------------------------------
                                                            % Growth @     % Growth @
                                     Q3           Q3          Actual        Constant
                                    2005         2004         Rates          Rates
--------------------------------------------------------------------------------------
($ in millions)
--------------------------------------------------------------------------------------
BioScience
Recombinants                     $      392   $      341             15%            15%
Plasma Proteins(1)                      242          254             (5)%           (6)%
Antibody Therapy                        123           82             50%            50%
Transfusion Therapies                   134          124              8%             6%
Other(2)                                 59           48             23%            23%
--------------------------------------------------------------------------------------
Total BioScience                 $      950   $      849             12%            11%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Medication Delivery
IV Therapies(3)                  $      301   $      275              9%             7%
Drug Delivery                           192          198             (3)%           (4)%
Infusion Systems                        184          248            (26)%          (27)%
Anesthesia                              259          248              4%             4%
Other(4)                                 21           17             24%            18%
--------------------------------------------------------------------------------------
Total Medication
 Delivery(5)                     $      957   $      986             (3)%           (4)%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Renal
PD Therapy                       $      381   $      361              6%             3%

HD Therapy                              105          123            (15)%          (17)%

Other                                     5            1            400%           400%
--------------------------------------------------------------------------------------
Total Renal                      $      491   $      485              1%            (1)%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
TOTAL BAXTER                     $    2,398   $    2,320              3%             2%
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                                            % Growth @     % Growth @
                                    YTD          YTD          Actual        Constant
                                    2005         2004         Rates          Rates
--------------------------------------------------------------------------------------
($ in millions)
--------------------------------------------------------------------------------------
BioScience
Recombinants                     $    1,133   $      953             19%            16%
Plasma Proteins(1)                      767          759              1%            (2)%
Antibody Therapy                        305          252             21%            19%
Transfusion Therapies                   407          400              2%            (1)%
Other(2)                                230          188             22%            19%
--------------------------------------------------------------------------------------
Total BioScience                 $    2,842   $    2,552             11%             9%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Medication Delivery
IV Therapies(3)                  $      909   $      845              8%             4%
Drug Delivery                           622          588              6%             5%
Infusion Systems                        659          669             (1)%           (3)%
Anesthesia                              772          749              3%             2%
Other(4)                                 56           67            (16)%          (19)%
--------------------------------------------------------------------------------------
Total Medication
 Delivery(5)                     $    3,018   $    2,918              3%             1%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Renal
PD Therapy                       $    1,140   $    1,063              7%             4%
HD Therapy                              345          365             (5)%          (10)%
Other                                    13           10             30%            30%
--------------------------------------------------------------------------------------
Total Renal                      $    1,498   $    1,438              4%             -%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
TOTAL BAXTER                     $    7,358   $    6,908              7%             4%
--------------------------------------------------------------------------------------

(1) Includes plasma-derived hemophilia (FVII, FVIII, FIX and FEIBA), albumin, biosurgery (Tisseel) and other plasma-based products.

(2) Principally includes vaccines and non-plasma-based biosurgery products (FloSeal & CoSeal).

(3)  Principally includes intravenous solutions and nutritional products.

(4)  Principally includes other hospital-distributed products.

(5) Sales of oncology products, which were previously included in Other, are now reported in Drug Delivery, Infusion Systems or Anesthesia, depending on the product. All prior year sales data has been reclassified to reflect this change.

                            Baxter International Inc.
                   Key Product Line Sales -- US/International
                        Period Ending September 30, 2005
                                   (unaudited)

-----------------------------------------------------------------------------
                                                      Q3 2005
-----------------------------------------------------------------------------
($ in millions)                           US       International     Total
-----------------------------------------------------------------------------
BioScience
Recombinants                          $      170   $         222   $      392
Plasma Proteins (1)                          104             138          242
Antibody Therapy                              83              40          123
Transfusion Therapies                         66              68          134
Other (2)                                     26              33           59
-----------------------------------------------------------------------------
Total BioScience                      $      449   $         501   $      950
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Medication Delivery
IV Therapies (3)                      $      101   $         200   $      301
Drug Delivery                                120              72          192
Infusion Systems                             118              66          184
Anesthesia                                   184              75          259
Other (4)                                      8              13           21
-----------------------------------------------------------------------------
Total Medication Delivery (5)         $      531   $         426   $      957
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Renal
PD Therapy                            $       65   $         316   $      381
HD Therapy                                    30              75          105
Other                                          1               4            5
-----------------------------------------------------------------------------
Total Renal                           $       96   $         395   $      491
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
TOTAL BAXTER                          $    1,076   $       1,322   $    2,398
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
                                                      Q3 2004
-----------------------------------------------------------------------------
($ in millions)                           US       International     Total
-----------------------------------------------------------------------------
BioScience
Recombinants                          $      153   $         188   $      341
Plasma Proteins (1)                          135             119          254
Antibody Therapy                              49              33           82
Transfusion Therapies                         62              62          124
Other (2)                                      9              39           48
-----------------------------------------------------------------------------
Total BioScience                      $      408   $         441   $      849
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Medication Delivery
IV Therapies (3)                      $       93   $         182   $      275
Drug Delivery                                136              62          198
Infusion Systems                             179              69          248
Anesthesia                                   180              68          248
Other (4)                                      5              12           17
-----------------------------------------------------------------------------
Total Medication Delivery (5)         $      593   $         393   $      986
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Renal
PD Therapy                            $       65   $         296   $      361
HD Therapy                                    36              87          123
Other                                          -               1            1
-----------------------------------------------------------------------------
Total Renal                           $      101   $         384   $      485
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
TOTAL BAXTER                          $    1,102   $       1,218   $    2,320
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
                                                     % Growth
-----------------------------------------------------------------------------
($ in millions)                           US       International     Total
-----------------------------------------------------------------------------
BioScience
Recombinants                                  11%             18%          15%
Plasma Proteins (1)                          (23)%            16%          (5)%
Antibody Therapy                              69%             21%          50%
Transfusion Therapies                          6%             10%           8%
Other (2)                                    189%            (15)%         23%
-----------------------------------------------------------------------------
Total BioScience                              10%             14%          12%
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Medication Delivery
IV Therapies (3)                               9%             10%           9%
Drug Delivery                                (12)%            16%          (3)%
Infusion Systems                             (34)%            (4)%        (26)%
Anesthesia                                     2%             10%           4%
Other (4)                                     60%              8%          24%
-----------------------------------------------------------------------------
Total Medication Delivery (5)                (10)%             8%          (3)%
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Renal
PD Therapy                                     -%              7%           6%
HD Therapy                                   (17)%           (14)%        (15)%
Other                                         NM             300%         400%
-----------------------------------------------------------------------------
Total Renal                                   (5)%             3%           1%
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
TOTAL BAXTER                                  (2)%             9%           3%
-----------------------------------------------------------------------------

(1) Includes plasma-derived hemophilia (FVII, FVIII, FIX and FEIBA), albumin, biosurgery (Tisseel) and other plasma-based products.

(2) Principally includes vaccines and non-plasma-based biosurgery products (FloSeal & CoSeal).

(3)  Principally includes intravenous solutions and nutritional products.

(4)  Principally includes other hospital-distributed products.

(5) Sales of oncology products, which were previously included in Other, are now reported in Drug Delivery, Infusion Systems or Anesthesia, depending on the product. All prior year sales data has been reclassified to reflect this change.

SOURCE  Baxter International Inc.
    -0-                             10/20/2005
    /CONTACT: Media, Deborah Spak, +1-847-948-2349, or Tom Kline, +1-847-948-2251, or Investors, Mary Kay Ladone, +1-847-948-3371, or
Clare Sullivan, +1-847-948-3085, all of Baxter International Inc./